Exhibit 10(z)(2)

IP Sale Agreement

between

NCT Group, Inc.

as the Seller

NCT Audio Products, Inc.
as the Licensee

and

New Transducers Limited
as Purchaser

relating to

the sale of intellectual property relating to flat panel speaker technology

THIS AGREEMENT is dated April 11, 2000 and made

BETWEEN:

(1) NCT GROUP, INC. (the 'Seller"). a corporation incorporated under the laws of Delaware, USA and having its principal office at 20 Ketchum Street, Westport, CT 06880, USA,

(2) NCT AUDIO PRODUCTS, INC., (the "Licensee"), a corporation incorporated under the laws of Delaware, USA and having its principal office at 20 Ketchum Street, Westport, CT 06880. USA; and

(3) NEW TRANSDUCERS LIMITED, (the 'Purchaser"), registered in England and Wales under company number 3135528 and having its registered office at Ixworth House, 37 Ixworth Place. London SW3 3QH.

Background:

(A) The Seller and NXT plc (the Purchaser's parent company) have entered into the Framework Agreement for the purpose of reorganising existing arrangements and entering into new arrangements in relation to the ownership and exploitation of flat panel speaker technology.

(B) The Licensee is licensed by the Seller to use certain of the intellectual property which is to be sold to the Purchaser, and has agreed that such licence should be terminated.

(C) Pursuant to the Framework Agreement, the parties have entered into this Agreement for the purpose of regulating the sale and licence by the Seller to the Purchaser of certain intellectual property.

The parties agree that:

1.   Definitions

1.1 In this Agreement, the following expressions shall bear the following meanings:

"Affiliate' means:

(i)  any legal entity in which the Seller has an Interest;

(ii) any legal entity which directly or indirectly Controls the Seller - ('Parent");

(iii) any legal entity in which a Parent has an Interest; or

(iv) the company OnActive L.L.C. provided that the percentage of shares held by the Seller or an Affiliate (as defined in (i) - (iii) above) in OnActive L.L.C. does not fall below 42.5%.

Control of any entity shall be deemed to exist by virtue of having the right to influence the operation and affairs thereof by holding directly 51% or more of each of the equity and voting rights in such entity.

Interest in an entity shall be deemed to exist by virtue of owning voting rights equal to or greater than 50% of all voting rights in such entity.

"Agreed Form' means, in relation to any document, a document in the terms signed or initialled by or on behalf of the parties for identification.

"Associated IP" means any invention, know how, confidential information, utility model, copyright, design right, registered design or similar rights owned by the Seller or its Affiliates which would be ordinarily used in producing any product or using any method in accordance with any of the claims of the Patents

"DMC Media Patents" means US patent nos. 6142254 and 6147594, and in addition all patents and patent applications owned by the Seller or its Affiliates which claim priority from the same.

"DMC Patents" means the patents and patent applications listed in schedule 2

"Framework Agreement" means the Framework Agreement of even date between NXT plc, the Purchaser, the Seller and the Licensee.

"NCT Audio Agreement" means any agreement or arrangement between the Seller and the Licensee under which the Licensee holds any right or interest in the Patents.

"Net Sales Revenues" means the gross revenues received by the Purchaser from licensing third parties including Affiliates less royalties payable to third parties and taxes not based upon income.

"Patents" means, with the exception of the DMC Media Patents.

(i)  all patents and patent applications listed in schedule 1 and schedule 2,

(ii) any  other  patents  or  patent  applications  owned by the  Seller  or its
     Affiliates whether now or at any time in the future which relate to flat panel speakers, acoustic objects, transducers with acoustic objects or related acoustic technology but excluding such patents or patent applications which relate exclusively to the reduction, isolation, control or attenuation of noise or vibration:

(iii)any continuations, continuations in part, divisions extensions, reissues, re- examinations, or renewals of (i) or (ii) above; and

(iv) any improvements to (i), (ii) or (iii) above existing now or in the future which are within the power, possession, custody or control of the Seller or its Affiliates but are not subject to any obligation of confidentiality to a third party.

"Purchaser's Solicitors" means Simmons 8 Simmons of CityPoint, One Ropemaker Street, London EC2Y 9SS.

"Sale Assets" means the rights and assets agreed to be sold under clause 3 1.

"Third Party Licences" means the licences described in schedule 3.

2.   Termination of the NCT Audio Agreement

2.1 The Seller shall procure that, with effect from the date of this Agreement, the NCT Audio Agreement is terminated.

3.   Sale of Intellectual Property

3.1 With effect from the date of this Agreement, the Seller shall sell or procure the sale of and the Purchaser shall purchase free from encumbrances and with full title guarantee:

(A)  the Patents;

(B)  the Associated IP: and

(C) subject to the Third Party Licences, the right to all damages and any other remedy in respect of any infringement of the Patents or the Associated IP prior to the date of this Agreement

4.   DMC Patents Licensing Restriction and DMC Media Patents Licence

4.1 The Purchaser undertakes for two years from the date of this Agreement that it shall not, without the prior consent of the Seller (such consent not to be unreasonably withheld or delayed), license any third party to use the DMC Patents in relation to the manufacture and sale of any panels modulated by Piero ceramic transducers either in standalone or integrated into loudspeaker assemblies.

4.2 The Seller and the Purchaser are in agreement that one of the DMC Media Patents (no. 6142254) was exclusively licensed to the Purchaser by virtue of the New Cross Licence Agreement dated 27'" September 1997 (as amended on 9" February 1999). However, they are in dispute as to whether the other DMC Media Patent (no. 6147594) was also so licensed. The following provisions of this clause are agreed in settlement of that dispute.

(A) With effect from the date of this Agreement, the Seller shall grant or procure the grant of a non-exclusive, royalty free (subject to (C) below), worldwide, perpetual and irrevocable licence to the Purchaser to use have used and sub-license the DMC Media Patents for any purpose ("DMC Media Patents Licence").

(B) The Purchaser agrees that for 5 years from the date of this Agreement, it shall not include the DMC Media Patents within any licensing arrangements with third parties. However, if during that 5 year period, any of the licensees of the Purchaser are subject to proceedings for infringement of the DMC Media Patents or threats of the same then the Purchaser shall be entitled to sublicense the DMC Media Patents to such licensees with effect from the date of any alleged infringement.

(C) Should the Purchaser sub-license the DMC Media Patents for applications involving the conveying of audiovisual advertising information from a remote (i.e. off-site) central communication system within two years from the date of this Agreement, the Purchaser shall account to the Seller for 50% of its Net Licensing Revenues directly arising from any such sub-licensing. For the avoidance of doubt, the DMC Media Patents Licence shall become royalty free as from the second anniversary of the date of this Agreement when any entitlement of the Seller to a share of the Purchaser's Net Licensing Revenues shall cease.

4.3 The Purchaser may not commence or maintain any proceedings for infringement of the DMC Media Patents against any third party without the prior written consent of the Seller. The giving of such consent shall be at the sole discretion of the Seller.

5.   Consideration

5.1 The Seller is to receive certain benefits and rights under clause 2.1 of the Framework Agreement in consideration for agreeing to the obligations listed in clause 3.1 of the Framework Agreement, including this sale of the Sale Assets and licence of the DMC Media Patents. The Seller hereby acknowledges that the consideration payable by the Purchaser to the Seller for sale of the Sale Assets shall be an unapportioned part of the benefits and rights received by the Seller under clause 2.1 of the Framework Agreement.

6.   Assignments

6.1 Upon the execution and exchange of this Agreement, the Seller shall promptly deliver to the Purchaser assignments of the Sale Assets in Agreed Form, duly executed by the Seller or its Affiliates (as appropriate).

6.2 Any provision of this Agreement which is capable of being performed after the date of this Agreement but which has not been performed at or before the date of this Agreement and all warranties, indemnities and covenants given under this Agreement shall remain in full force and effect notwithstanding the execution of assignments pursuant to this clause 6.

6.3  For the purpose of this clause 6, time is of the essence.

7.   Third Party Licences

7.1 With effect from the date of this Agreement and excluding the matters covered by clause 7 2, the Purchaser licenses to the Seller such of the Patents and the Associated IP as are strictly necessary to enable the Seller and its Affiliates to perform their respective obligations under the Third Party Licences while such Third Party Licences remain in force. The Purchaser gives no warranties or representations in respect of the Patents or the Associated IP licensed under this clause 7.1, and excludes all implied warranties or representations to the fullest extent permitted by law.

7.2 To the extent that the Third Party Licences contain obligations on the Seller or its Affiliates to prosecute or maintain in force any of the Patents then, on being informed in writing of the relevant Patents and the nature and extent of such obligations, the Purchaser shall perform such obligations on behalf of the Seller The Seller shall promptly reimburse the Purchaser for the costs of all professional services employed by the Purchaser and for all fees paid by the Purchaser in the course of fulfilling such obligations.

7.3 Other than as provided for in clause 7.2, the Purchaser shall not be liable for any of the obligations of the Seller or warranties given by or implied on behalf of the Seller or its Affiliates under the Third Party Licences. Further, the Seller shall indemnify the Purchaser in respect of any costs, damages or penalties incurred by the Purchaser which result from a claim that the Purchaser is so liable.

7.4 The Seller shall use all reasonable efforts to procure the termination or expiry of each of the Third Party Licences at the earliest opportunity. This clause 7.4 shall not oblige the Seller to place itself in breach of any of the Third Party Licences nor to incur a liability to pay damages or compensation for termination of the Third Party Licences. Further, the Seller shall procure that neither it nor its Affiliates breaches any provision of the Third Party Licences where to do so prejudices the Patents or the rights of the Purchaser in the Patents.

7.5 The Seller shall not consent to the amendment, variation or extension of any of the Third Party Licences without the prior written consent of the Purchaser.

7.6  The Seller shall promptly notify the Purchaser in writing of:

(A)  the termination or expiry of each of the Third Party Licences, and

(B)  any request to amend, vary or extend any of the Third Party Licences.

8.   Warranties from the Seller

8.1 The Seller warrants and represents to and for the benefit of the Purchaser in the terms of the warranties and representations set out below (the "IP Warranties') and acknowledges and accepts that the Purchaser is entering into this Agreement in reliance upon each of the IP Warranties. The Seller warrants that:

(A) one of the Seller or its Affiliates are in each case the sole legal, beneficial and registered owner of the patents and patent applications listed in schedule 1 and 2;

(B) other than the Third Party Licences, no person has been granted any right, title or interest in, including without limitation any charge of or pledge in relation to the Patents or the Associated IP by the Seller or its Affiliates;

(C) the descriptions of the Third Party Licences in schedule 3 include all material terms with regard to the rights licensed and the fields of use, and there are no further agreements or understandings which are relevant to the effect or interpretation of the Third Party Licences;

(D) other than as described in schedule 3, no other person holds any right, title or interest in the Patents or the Associated IP:

(E) neither the Seller nor its Affiliates know of or have been notified of any claim or allegation or have been advised that use of the Patents, the Associated IP or the DMC Media Patents or the DMC Patents infringes the rights of any third party or that the Patents are invalid;

(F)  the Seller is  entitled to grant the licence in the terms set out in clause
     4,

(G)  none of the  patents  or  patent  applications  listed  in  schedule  1 and schedule 2 is the subject of a challenge, opposition, revocation action or threat of any of the foregoing which has been notified to the Seller or its Affiliates,

(H)  none of the  patents  or  patent  applications  listed  in  schedule  1 and schedule 2 is the subject of an application to surrender;

(I) so far as the Seller is aware, other than has been communicated to the Purchaser in writing, there is no deadline arising within 1 month of the date of this Agreement for filing any pleadings or evidence in respect of any proceedings concerning the patents or patent applications listed in schedule 1 and schedule 2.

8.2 Each of the IP Warranties shall be separate and independent and, save as expressly provided, shall not be limited by reference to any other IP Warranty, anything in this Agreement, anything in the Framework Agreement, or any other information known to the Purchaser.

8.3 In this Agreement, references to the awareness of the Seller shall mean any fact, matter or circumstance which is within the knowledge of or has come to the attention of any of the officers or employees of the Seller or its Affiliates.

9.   Delivery Up

9.1 Within 20 business days of the date of this Agreement, the Seller shall deliver up to the Purchaser the following items where they are within the power, possession, custody or control of the Seller or its Affiliates:

(A) originals of all registration certificates and renewal certificates for the Patents, and (where no patent has yet been granted) then the application receipts;

(B) originals (or, if not available, then copies) of all documents concerning any previous transfers of ownership of the Patents, and

(C) copies of all relevant correspondence, evidence and legal advice which concerns the validity, enforceability or ownership of the Sale Assets, and

(D) full written details if any of any matter covered by item (iii) of the definition of Patents.

9.2 In performance of its obligations under clauses 9.1(A), (B) (C) and (D), the Seller shall notify the Purchaser of the details of all professional agents who hold the documents and information required under such clauses and shall instruct such agents to accept the Purchaser's instructions with regard to any of the Sale Assets (including the provision to the Purchaser of any documents or information within their possession or control).

10.  Further Assurance

10.1 The Seller shall promptly do and shall procure that its Affiliates promptly do ail such things as may be reasonably required by the Purchaser in order:

(A)  to perfect or confirm the Purchaser's ownership of the Sale Assets;

(B) to ensure that the Purchaser is registered as the registered proprietor of the Patents with the relevant patent offices;

(C) to assist the Purchaser or its licensees to take legal proceedings against third parties in respect of any infringement of the Patents or the Associated IP or to defend any proceedings concerning the validity of the Patents

(D)  to give the Purchaser the full benefit of this Agreement

10.2 The Purchaser shall reimburse the Seller for any reasonable disbursements incurred by the Seller or its Affiliates from the date of this Agreement in complying with the requirements of the Purchaser under clause 10.1.

11.  Assignment

11.1 This Agreement shall be binding upon and enure for the benefit of the successors of the parties but shall not be assignable.

12.  Whole agreement and variations

12.1 This Agreement, together with any documents referred to in it including the Framework Agreement, constitute the whole agreement between the parties relating to its subject matter and supersedes and extinguishes any prior drafts, agreements, and undertakings, whether in writing or oral, relating to such subject matter, except to the extent that the same are repeated in this Agreement.

12.2 Each of the parties acknowledges that it has not been induced to enter into this Agreement by any representation, warranty, promise or assurance by the other party or any other person save for those contained in this Agreement or the Framework Agreement.

12.3 No variation of this Agreement shall be effective unless made in writing and signed by each of the parties.

13.  Rights etc cumulative and other matters

13.1 The rights, powers, privileges and remedies provided in this Agreement are cumulative and are not exclusive of any rights, powers, privileges or remedies provided by law or otherwise.

13.2 No failure to exercise nor any delay in exercising any right, power, privilege or remedy under this Agreement shall in any way impair or affect the exercise thereof or operate as a waiver thereof in whole or in part.

13.3 No single or partial exercise of any right, power, privilege or remedy under this Agreement shall prevent any further or other exercise thereof or the exercise of any other r right, power, privilege or remedy.

14.  Invalidity

14.1 If any provision of this Agreement shall be held to be illegal, void, invalid or unenforceable under the laws of any jurisdiction, the legality, validity and enforceability of the remainder of this Agreement in that jurisdiction shall not be affected, and the legality, validity and enforceability of the whole of this Agreement in any other jurisdiction shall not be affected.

15.  Contracts (Rights of Third Parties) Act 1999

15.1 No person who is not a party to this Agreement shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

16.  Counterparts

16.1 This Agreement may be executed in any number of counterparts, which shall together constitute one Agreement. Any party may enter into this Agreement by signing any such counterpart.

17.  Costs

17.1 Each party shall bear its own costs arising out of or in connection with the preparation, negotiation and implementation of this Agreement.

18.  Law and Jurisdiction

18.1 English Law

This Agreement shall be governed by, and construed in accordance with, English law.

18.2 Jurisdiction

In relation to any legal action or proceedings to enforce this Agreement or arising out of or in connection with this Agreement ("Proceedings") each of the parties irrevocably submits to the exclusive jurisdiction of the English Courts and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that the Proceedings have been brought in an inconvenient forum. This clause operates for the sole benefit of the Purchaser who shall retain the right to take Proceedings in any other jurisdiction.

18.3 Process Agent

The Seller appoints Noise Cancellation Technologies (Europe) Limited of Unit 3, Munro House, 9 Trafalgar Way, Bar Hill, Cambridge CB3 8SQ as its process agent to receive on its behalf service of process in any proceedings in England Service upon the process agent shall be good service upon the Seller whether or not it is forwarded to and received by the Seller. If for any reason the process agent ceases to be able to act as process agent, or no longer has an address in England, the Seller irrevocably agrees to appoint a substitute process agent with an address in England acceptable to the Purchaser and to deliver to the Purchaser a copy of the substitute process agent's acceptance of that appointment within 20 Business Days.

IN WITNESS WHEREOF the duly authorised representatives of the parties have executed this Agreement on the day first before written.



                             SCHEDULE 1: THE PATENTS


  NCT #        PAT/APP #       FILED/ISS.     COUNTRY            TITLE             INVENTOR         STATUS
  -----        ---------       ----------     -------            -----             --------         ------

-----------------------------------------------------------------------------------------------------------------
121        PRCT/US91/02731   F. 04/19/91     PCT        Improvements in and     Hoge,          Action Completed
                                                        Relating to             Eghtesadi
                                                        Transmission Line
                                                        Loudspeakers
           0 580 579         F. 04/19/91     EPO                                               Granted
           E 167775          Iss. 06/24/98   Austria                                           Granted
           0 580 579         Exp. 04/19/11   Belgium                                           Granted
           0 580 579                         Denmark                                           Granted
           0 580 579                         France                                            Granted
           0 580 579         691 29 664.2    Germany                                           Granted
           0 580 579                         Greece                                            Granted
           0 580 579                         Italy                                             Granted
           0 580 579                                                                           Granted
           0 580 579                         Luxemborg                                         Granted
           0 580 579                                                                           Granted
           0 580 579                         Netherlands                                       Granted
           0 580 579                         Spain                                             Granted
           0 580 579                         Sweden                                            Granted
           98112067.6        F. 11/17/98                                                       Pending
                                             Switzerland
                                             UK
                                             Hong Kong

-----------------------------------------------------------------------------------------------------------------
197        5,473,214         F. 05/07/93     US         Low Voltage Bender      Hildebrand     Granted
                             Iss. 12/05/95              Piezo Actuators
                             Exp. 05/07/13
           PCT/US94/04553    F. 05/04/94     PCT                                               Action Completed
           2,161,412         F. 05/04/94     Canada                                            Granted
                             Iss. 04/04/00                                                     Granted
                             Exp. 05/04/14                                                     Granted
           0 698 298         F. 05/04/94     EPC                                               Granted
           0 698 298         Iss. 02/02/00   France                                            Granted
           69422916.4        Exp. 05/04/14   Germany                                           Granted
           0 698 298                         Italy                                             Granted
           0 698 298                         Sweden
           0 698 298                         UK

-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
253        5,828,768         F. 05/11/94     US         Multimedia Personal     Eatwell,       Granted
                                                        Computer
                             Iss. 10/27/98              With Active Noise       Kokonsaski,
                                                        Reduction &
                             Exp. 10/27/15              Piezo Speakers          McLoughlin,
           PCT/US95/05720    F. 05/09/95     PCT                                Hiney,         Action Completed
           2,188,536         F. 05/09/95     Canada                             Hildebrand     Granted
                             Iss. 02/13/01
                             Exp. 05/09/15
           95918420.1        F. 05/09/95     EPC                                Pending
           98106605.7        F. 06/25/98     Hong Kong                          Pending

-----------------------------------------------------------------------------------------------------------------
256        5,638,456         F. 07/06/94     US         Piezo Speaker &         Kokonaski,     Granted
                                                        Installation
                             Iss. 06/10/97              Method for Laptop       Conley,
                                                        Personal
                             Exp. 06/10/14              Computer & Other        Parrella,
                                                        Multimedia
           PCT/US95/08131    F. 06/29/95     PCT        Applications            Machacek       Action Completed
           2,194,266         F. 06/29/95     Canada                                            Pending
           95924733.9        F. 06/29/95     EPC                                               Pending
           98106604.8        F. 06/25/98     Hong Kong                                         Pending

-----------------------------------------------------------------------------------------------------------------
260        5,901,231         F. 09/25/95     US         Piezo Speaker for       Eatwell,       Granted
                                                        Improved
                             Iss. 05/04/99              Passenger Cabin Audio   Parrella,
                                                        Systems
                             Exp. 09/25/15                                      Machacek
           PCT/US96/15323    F. 09/25/96     PCT                                               Action Completed
           PI 9611372-3      F. 09/25/96     Brazil                                            Pending
           2,230,376         F. 09/25/96     Canada                                            Pending
           96933882.1        F. 09/25/96     EPC                                               Pending
           99108305.6                        EPC        (Divisional appln. of                  Pending
                                                        96933882.1)
           513811/97         F. 09/25/96     Japan                                             Pending
           702136/1998       F. 09/25/96     Korea                                             Pending
           1724CAL96         F. 09/27/96     India                                             Pending

-----------------------------------------------------------------------------------------------------------------
260-D1     09/208,320        F. 12/09/98     US         Piezo Speaker for       Eatwell,       Pending
                                                        Improved Passenger      Parrella,
                                                        Cabin Audio Systems     Machacek
                                                        (Divisional of 260)

-----------------------------------------------------------------------------------------------------------------
260-C1     6,181,797         F. 01/09/99     US         Piezo Speaker for       Eatwell,       Granted
                                                        Improved
                             Iss. 01/30/01              Passenger Cabin Audio   Parrella,
                                                        Systems
                             Exp. 09/25/15              (Continuation of 260)   Machacek

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
269        5,838,805         F. 11/06/95     US         Piezoelectric           Warnaka,       Granted
                                                        Transducers
                             Iss. 11/17/98                                      Warnaka
                                  Exp. 11/06/15
           1868CAL96         F. 10/25/96     India                                             Pending
           PCT/US96/17602    F. 11/04/96     PCT                                               Action Completed
           PI 9611417-7      F. 11/04/96     Brazil                                            Pending
           2,235,754         F. 11/04/96     Canada                                            Pending
           96937877.7        F. 11/04/96     EPC                                               Pending
           518254/97         F. 11/04/96     Japan                                             Pending
           702723/1998       F. 11/04/96     Korea                                             Pending

-----------------------------------------------------------------------------------------------------------------
269C       6,195,440         F. 11/17/98     US         Piezoelectric           Warnaka,       Granted
                                                        Transducer
                             Iss. 02/27/01              (CIP of 269)            Warnaka,
                             Exp. 11/06/15

-----------------------------------------------------------------------------------------------------------------
277        08/720,163        F. 09/25/96     US         Vehicular Loudspeaker   Warnaka,       Pending
                                                        System
           PCT/US97/17231    F. 09/25/97     PCT                                Warnaka,       Action Completed
           2,266,362         F. 09/25/97     Canada                             Parrella       Pending
           97944454.4        F. 09/25/97     EPC                                               Pending
           515907/98         F. 09/25/97     Japan                                             Pending
           7002521/1999      F. 09/25/97     Korea                                             Pending

-----------------------------------------------------------------------------------------------------------------
339        08/878,696        F. 06/19/97     US         Loudspeaker Assembly    Warnaka,       Abandoned
           PI 9802728        F. 06/18/98     Malaysia                           Warnaka        Pending
           969CAL98          F. 06/01/98     India                                             Pending
           PCT/US98/11258    F. 06/02/98     PCT                                               Action Completed
           98925159.0        F. 06/02/98     EPC                                               Pending
           11-504460         F. 06/02/98     Japan                                             Pending

-----------------------------------------------------------------------------------------------------------------
339C       09/434,165        F. 11/04/99     US         Loudspeaker Assembly    Warnaka,       Pending
                                                        (CIP of 339)            Warnaka

-----------------------------------------------------------------------------------------------------------------
340        08/854,589        F. 05/12/97     US         Vehicular Loudspeaker   Warnaka,       Pending
                                                        System
           PI 9802094        F. 05/08/98     Malaysia                           Warnaka,       Pending
           792CAL98          F. 05/04/98     India                              Parrella       Pending
           PCT/US98/08889    F. 05/01/98     CT                                                Action Completed
           98920125.6        F. 05/01/98     EPC                                               Pending
           10-549268         F. 05/01/98     Japan                                             Pending

-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
CIT 347    5,355,417         F. 10/21/92     US         Active Control of       Burdisso,      Granted
                                                        Aircraft Engine
                             Iss. 10/11/94              Inlet Noise Using       Fuller,
                                                        Compact Sound           O'Brian,
                             Exp. 10/11/11              Sources and             Thomas,
                                                        Distributed Error       Dungan
                                                        Sensors

-----------------------------------------------------------------------------------------------------------------
CIT 347A   5,515,444         F. 10/07/94     US         C-I-P of CIT 347                       Granted
                             Iss. 05/07/96
                             Exp. 05/07/16
           PCT/US95/12541    F. 10/06/95     PCT                                               Action Completed
           2,200,296         F. 10/06/95     Canada                                            Pending
           95936219.5        F. 10/06/95     EPC                                               Pending
                             F. 10/06/95     Japan                                             Pending

-----------------------------------------------------------------------------------------------------------------
402        9621523.1         F. 10/16/96     GB         A Flat Panel            McDonald,      Abandoned
                                                        Loudspeaker
           PCT/GB97/02728    F. 10/06/97     PCT        Arrangement and Hands   Davis, Stone,  Action  Completed
                                                        Free
           2,266,361         F. 10/06/97     Canada     Telephone System Using  Pain           Pending
                                                        the
           0 932 523         F. 10/06/97     EPC        Same                                   Granted
           0 932 523         Iss. 06/14/00   Austria                                           Granted
           0 932 523         Exp. 10/06/17   Belgium                                           Granted
           0 932 523                         France                                            Granted
           0 932 523                                                                           Granted
           0 932 523                         Germany                                           Granted
           0 932 523                         Italy                                             Granted
           0 932 523                         Spain                                             Granted
           518085/98         F. 10/06/97     UK                                                Pending
           7003301/1999      F. 10/06/97     Japan                                             Pending
           09/284,780        F. 06/10/99     Korea                                             Pending
           1906/CAL/97       F. 10/13/97     US                                                Pending
           PI 9704852        F. 10/15/97     India                                             Pending
                                             Malaysia

-----------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------
405        9626439.5         F. 12/20/96     GB         A Multiple Panel        McDonald       Abandoned
                                                        Electroacoustic
405/6      PCT/GB97/03090    F. 11/11/97     PCT        Transducer              Davis, Lundie  Action Completed
           2,273,025         F. 11/11/97     Canada                                            Pending
           97912313.0        F. 11/11/97     EPC                                               Pending
           528498/98         F. 11/11/97     Japan                                             Pending
           7005546/1999      F. 11/11/97     Korea                                             Pending
           09/331,469        F. 06/18/99     US                                                Pending
           2173/CAL/97       F. 11/18/97     India                                             Pending
           PI 9706136        F. 12/18/97     Malaysia                                          Pending

-----------------------------------------------------------------------------------------------------------------
VPI        4,715,559         F. 05/15/86     US         Apparatus and Method    Fuller         Granted
                                                        for Global
                             Iss. 12/29/87              Noise Reduction
                             Exp. 12/29/04

-----------------------------------------------------------------------------------------------------------------

Disclosures

--------------------------------------------------------------------------------
NCT #         Title                                       Disclosure Date
--------------------------------------------------------------------------------
321           Flat Electromagnetic Motor                  01.16.97
--------------------------------------------------------------------------------
323           Speaker Driver                              03.13.97
--------------------------------------------------------------------------------
333           Non-Flat Diaphragm Driven by a Piezo        03.24.97
              Activated Flat Plate
--------------------------------------------------------------------------------
602           Portable Speaker                            04.24.97
--------------------------------------------------------------------------------
605           Attaching Voice Coils to a Flat Panel       04.22.97
--------------------------------------------------------------------------------
622           Using the Interior Panels of an Airplane    09.26.97
              to Reproduce Sound
--------------------------------------------------------------------------------
623           Method for Achieving Stereo Separation      09.29.97
              when Driving a Single Panel
--------------------------------------------------------------------------------
651           Thin Loudspeaker with NXT Drivers           07.16.98
--------------------------------------------------------------------------------



                           SCHEDULE 2: THE DMC PATENTS

  NCT #        PAT/APP #       FILED/ISS.     COUNTRY            TITLE             INVENTOR         STATUS
  -----        ---------       ----------     -------            -----             --------         ------

-----------------------------------------------------------------------------------------------------------------
624        60/070686         F. 01/07/98     US         Thin Loudspeaker        Hayes, Conley, Provisional
                                                                                               Filing
           09/209,234        F. 12/10/98     US                                 O'Brien,       Pending
           PCT/US98/26304    F. 12/10/98     PCT                                Parrella,      Action Completed
           98963059.5        F. 12/10/98     EPC                                Claybaugh,     Pending
                             F. 12/10/98     Japan                              Lundie, Kitov  Pending

Disclosures

--------------------------------------------------------------------------------
NCT #         Title                                       Disclosure Date

--------------------------------------------------------------------------------
330           Process for Making Flat Panel Transducers   03.12.97
--------------------------------------------------------------------------------
331           Speaker Grill with Picture                  03.24.97
--------------------------------------------------------------------------------
335           Placement of Piezoelectric Element on a     04.04.97
              Diaphragm to avoid degeneracy of Surface
              Modes while Providing Balance
--------------------------------------------------------------------------------
337           Design of a Flat Hybrid Panel to Optimize   04.24.97
              Piezoelectric Performance
--------------------------------------------------------------------------------
338           Using a Combination of Drivers to Obtain    04.24.97
              Improved Sound Dispersion Characteristics
--------------------------------------------------------------------------------
600           Process for Making Flat Panel Speakers      04.30.97
--------------------------------------------------------------------------------
606           Thin Speaker Grill                          04.22.97
--------------------------------------------------------------------------------
609           Fabrication of Flat Panel Speakers          05.05.97
--------------------------------------------------------------------------------
612           Speakers Enclosure Design                   06.17.97
--------------------------------------------------------------------------------
614           Attaching a Speaker Cover to a Loudspeaker  07.10.97
              Enclosure
--------------------------------------------------------------------------------
634           Piezoelectric Driver Assembly               02.26.98
--------------------------------------------------------------------------------
635           Piezoelectric Loudspeaker                   03.02.98
--------------------------------------------------------------------------------
638           Piezoelectric Driver Assembly               04.08.98
--------------------------------------------------------------------------------
640           Arrangement of Piezoelectric Elements       04.09.98
--------------------------------------------------------------------------------
642           Back Volume for a Thin Loudspeaker          05.15.98
--------------------------------------------------------------------------------

                        SCHEDULE 3: THIRD PARTY LICENCES

Walker Manufacturing, Inc. and subsidiary companies have an exclusive but restricted field of use license, for the purposes only of the control, isolation, attenuation and/or cancellation of noise or vibration, to the following patents, identified by their NCT number:

121, 197, 253, 256, CIT 347, CIT 347A, VPI

Hoover Universal, Inc, a subsidiary of Johnson Controls, Inc. ("JCI") and JCI's subsidiary companies have an exclusive but restricted field of use license to the following patents, identified by their NCT number:

197, 260, 269, 269C, 277, 339, 339C, 340, CIT 347, CIT 347

This license is restricted to Ground Based Vehicles and is contained in (a) an Agreement dated December 6, 1995 between OnActive Technologies LLC and Johnson Controls, Inc. and (b) A License Agreement dated 31st May 1996 between OnActive Technologies LLC and Noise Cancellation Technologies Inc.

Electrolux has the rights to use all existing and future NCT patents relating to the control, isolation, attenuation and/or cancellation of noise, as they apply to Electrolux quiet products.

Ultra Electronics and subsidiary companies have an exclusive but restricted field of use license, for the purposes only of the control, isolation, attenuation and/or cancellation of noise, to use certain of NCT's patents including VPI.

Signed by
/s/MICHAEL J. PARRELLA
CEO
For and on behalf of
NCT GROUP INC

Signed by
/s/MICHAEL J. PARRELLA
CEO
For and on behalf of
NCT AUDIO PRODUCTS, INC

Signed by
/s/PETER Y. THOMS
Director
For and on behalf of
NEW TRANSDUCERS LIMITED